SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2005

RESPIRONICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-16723	25-1304989

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1010 Murry Ridge Lane Murrysville, Pennsylvania	15668-8525

(Address of Principal Executive Offices)	(Zip Code)

724-387-5200

(Registrant’s telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 5, 2005, Respironics, Inc. issued a press release announcing the appointment of Donald J. Spence as the President of the Homecare Division to succeed William J. Post who has chosen to resign his position at Respironics. In that press release, Respironics, Inc. also reported that it remains comfortable with its previous financial guidance for the quarter ended March 31, 2005 and for the full fiscal year ending June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.

Item 7.01. REGULATION FD DISCLOSURE

The information provided in Item 2.02 of this Current Report on Form 8-K is incorporated by reference.

Exhibits

      99 Press release, dated April 5, 2005, issued by Respironics, Inc.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPIRONICS, INC.
By:	/s/ Daniel J. Bevevino
Daniel J. Bevevino
Vice President, and Chief Financial and Principal Accounting Officer

Dated: April 5, 2005

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INDEX TO EXHIBITS

Exhibit No.	Description
99	Press release, dated April 5, 2005, issued by Respironics, Inc.

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